UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 8, 2009

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100
(Registrant's telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (b) & (c)           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On December 8, 2009, The Procter & Gamble Company (the “Company”) announced that Alan G. Lafley, Chairman of the Board and former President and Chief Executive Officer, will retire from his position as Chairman of the Board effective January 1, 2010. The Company also announced that Robert A. McDonald (56), currently President and Chief Executive Officer, has been elected Chairman of the Board, in addition to his other responsibilities, effective January 1, 2010.

The Company is filing this 8-K pursuant to Item 5.02(b) and (c), "Departure of Directors or Certain Officers; Appointment of Certain Officers."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ E. J. Wunsch
E. J. Wunsch
Assistant Secretary
December 8, 2009

EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated December 8, 2009.